Exhibit 99

					   JOINT FILER INFORMATION

Joint Filer Name:
Prospect Venture Partners II, L.P.

Relationship to Issuer:	10% Owner


Address:				435 Tasso Street, Suite 200, Palo Alto, CA 94301


Designated Filer:		 Prospect Management Co. II, L.L.C.

Date of Event
Requiring
  Statement:			  April 12, 2006

Issuer Name and Ticker

or Trading Symbol:	   Vanda Pharmaceuticals, Inc. (VNDA)

Signature
Prospect Venture Partners II, L.P.
					   By:  Prospect Management Co.
II, L.L.C.
						   Its General Partner


					   By: /s/ James B.
Tananbaum, M.D.

--------------------------------------------------
					   James B.
Tananbaum, M.D., Authorized Signatory



Joint Filer Name:
Prospect Associates II, L.P.

Relationship to Issuer:	10% Owner


Address:				435 Tasso Street, Suite 200, Palo Alto, CA
94301

Designated Filer:		 Prospect Management Co. II, L.L.C.

Date of Event
Requiring
  Statement:			 April 12, 2006

Issuer Name and Ticker

or Trading Symbol:	   Vanda Pharmaceuticals, Inc. (VNDA)

Signature
Prospect Associates II, L.P.
					   By: Prospect Management Co. II,
L.L.C.
						  Its General Partner

					   By: /s/ James B.
Tananbaum, M.D.

--------------------------------------------------
					   James B.
Tananbaum, M.D., Authorized Signatory


Joint Filer Name:		 David
Schnell, M.D.

Relationship to Issuer:	10% Owner

Address:				435
Tasso Street, Suite 200, Palo Alto, CA 94301

Designated Filer:
Prospect Management Co. II, L.L.C.

Date of Event Requiring

Statement:			  April 12, 2006

Issuer Name and Ticker
  or Trading
Symbol:	    Vanda Pharmaceuticals, Inc. (VNDA)

Signature				David
Schnell, M.D.

					    By: /s/ James B. Tananbaum, M.D.

--------------------------------------------------
					    James B.
Tananbaum, Authorized Signatory

Joint Filer Name:		  Alex Barkas,
Ph.D.

Relationship to Issuer:	 10% Owner

Address:				 435 Tasso
Street, Suite 200, Palo Alto, CA 94301

Designated Filer:		  Prospect
Management Co. II, L.L.C.

Date of Event Requiring
  Statement:
April 12, 2006

Issuer Name and Ticker
  or Trading Symbol:	   Vanda
Pharmaceuticals, Inc. (VNDA)


Signature			    Alex Barkas, Ph.D.


					   By: /s/ James B. Tananbaum, M.D.

--------------------------------------------------
					   James B.
Tananbaum, M.D., Authorized Signatory





Joint Filer Name:
Russell Hirsch, M.D.

Relationship to Issuer:	10% Owner


Address:				435 Tasso Street, Suite 200, Palo Alto, CA
94301


Designated Filer:		 Prospect Management Co. II, L.L.C.

Date of Event
Requiring
  Statement:			 April 12, 2006

Issuer Name and Ticker

  or Trading Symbol:	   Vanda Pharmaceuticals, Inc. (VNDA)


Signature			    Russell Hirsch, M.D.

					   By: /s/ James B.
Tananbaum, M.D.

--------------------------------------------------
					   James B.
Tananbaum, Authorized Signatory